Exhibit 99.1

Canopy Growth Announces Refinancing of C$100 million of Notes due 2023

SMITHS FALLS, ONTARIO (April 14, 2023) - Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (NASDAQ: CGC) announced today that it has entered into an exchange agreement (the “Exchange Agreement”) with Greenstar Canada Investment Limited Partnership (“GCILP”), a wholly-owned subsidiary of Constellation Brands, Inc. (“CBI”), in order to extinguish C$100 million (approximately USD$73.9 million) aggregate principal amount of the Company’s outstanding 4.25% unsecured notes due 2023 (the “Existing Notes”).

Pursuant to the Exchange Agreement, the Company agreed to acquire and cancel C$100 million aggregate principal amount of the Existing Notes held by GCILP in exchange for: (i) a cash payment to GCILP in the amount of unpaid and accrued interest owing under the Existing Notes held by GCILP; and (ii) a promissory note (the “Promissory Note”) issuable to GCILP in the aggregate principal amount of C$100 million payable on December 31, 2024 (collectively, the “CBI Transaction”). The Promissory Note will bear interest at a rate of 4.25% per year, payable on maturity of the Promissory Note. The CBI Transaction is expected to close on or about April 14, 2023, subject to customary closing conditions.

Further to its press release dated October 25, 2022, Canopy Growth intends to amend its articles in order to, among other things, create a new class of non-voting and non-participating exchangeable shares (“Exchangeable Shares”), which will be convertible into Company common shares. Following closing of the CBI Transaction and the creation of the Exchangeable Shares, the Company maintains its intention to negotiate an exchange with GCILP to purchase for cancellation up to C$100 million aggregate principal amount of the Promissory Note in exchange for Exchangeable Shares, subject to the rules and policies of the Nasdaq and the Toronto Stock Exchange. The repurchase of the Promissory Note in exchange for Exchangeable Shares would preserve the Company’s cash on hand and reduce the Company’s annual expenses.

The CBI Transaction is considered to be a “related party transaction” within the meaning of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). Pursuant to Section 5.5(a) and 5.7(1)(a) of MI 61-101, the Company is exempt from obtaining a formal valuation and minority approval of the Company’s shareholders with respect to the CBI Transaction as the fair market value of the CBI Transaction is below 25% of the Company’s market capitalization as determined in accordance with MI 61-101. In addition, the CBI Transaction was approved by the board of directors of the Company with Ms. Judy A. Schmeling, a director of CBI, Mr. Garth Hankinson, Chief Financial Officer and Executive Vice President of CBI, Mr. Robert Hanson, Executive Vice President and President – Wine & Spirits Division of CBI and Mr. James Sabia, Executive Vice President and President - Beer Division of CBI, each having disclosed their interest in the CBI Transaction by virtue of their positions with CBI and abstaining from voting thereon. The Company did not file a material change report 21 days prior to the closing of the CBI Transaction as the details of the CBI Transaction had not been finalized at that time. The Company has not received nor has it requested a valuation of its securities or the subject matter of the CBI Transaction in the 24 months prior to the date hereof.

About Canopy Growth

Canopy Growth is a leading North American cannabis and CPG company dedicated to unleashing the power of cannabis to improve lives. Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space. Our CPG portfolio features sugar-free sports hydration brand BioSteel, targeted 24-hour skincare and wellness solutions from This Works, gourmet wellness products by Martha Stewart CBD, and category defining vaporizer technology made in Germany by Storz & Bickel. Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through its rights to Acreage Holdings, Inc. a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast, as well as Wana Brands, a leading cannabis edible brand in North America, and Jetty Extracts, a California-based producer of high-quality cannabis extracts and pioneer of clean vape technology. Beyond our world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment—pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement. For more information visit www.canopygrowth.com.

More Information

Media Contact:

Jennifer White

Senior Manager, Communications

jennifer.white@canopygrowth.com

Investor Contact:

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com

Notice Regarding Forward-Looking Information

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the satisfaction of the closing conditions to the CBI Transaction; the anticipated exchange of the Existing Notes held by CBI and payment of unpaid and accrued interest owing under the Existing Notes held by GCILP in connection with such exchange; the closing date of the CBI Transaction; the anticipated amendment to the Company’s articles in order to create the Exchangeable Shares; the timing and outcome of the negotiations with GCILP and the intention to repurchase the Promissory Note for Exchangeable Shares, the Company’s strategy focused on accelerating growth and profitability; and expectations for other economic, business, and/or competitive factors.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including negative operating cash flow; uncertainty of additional financing; use of proceeds; volatility in the price of the Company’s common shares; inherent uncertainty associated with projections; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended March 31, 2022 and its subsequently filed quarterly reports on Form 10-Q.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.